Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pingtan Marine Enterprise, Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xinrong Zhuo, chief executive officer of the Company, and I, Roy Yu, chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2017	By:	/s/ Xinrong Zhuo
Xinrong Zhuo Chairman and Chief Executive Officer (Principal Executive Officer)

Date: March 23, 2017	By:	/s/ Roy Yu
Roy Yu Chief Financial Officer (Principal Financial and Accounting Officer)